Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
9.          COMMITMENTS AND CONTINGENCIES

Under the 2013 Research Agreement with USC, the Company is obligated to make certain payments to USC based on work performed by USC under that agreement, and by Michigan under its subcontractor agreement with USC. (See Note 1)

Under the terms of the 2013 Amended License Agreement, the Company is required to make minimum royalty payments to Princeton. (See Note 1)

The Company has agreements with three executive officers which provide for certain cash and other benefits upon termination of employment of the officer in connection with a change in control of the Company. Each executive is entitled to a lump-sum cash payment equal to three times the sum of the average annual base salary also they are entitled to a cash bonus.

In November 2013, the Company entered into a 60-month lease agreement for its corporation facility in Arizona.  As of December 31, 2013 the Company paid $3,689 in rent connection with this lease agreement.

Future minimum lease payments are as follows:

2014	$82,899
2015	$85,256
2016	$87,614
2017	$89,971
2018	$84,634

During 2013 and 2012 the Company rented office space in Idaho under month-to–month leases.   Total rent expense during 2013 and 2012 was $4,476 and $15,608, respectively.  The Company no longer rents space in Idaho.